EXHIBIT 10.1

THIS NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

BERING EXPLORATION, INC.

CONVERTIBLE PROMISSORY NOTE

CPN - 01

$_____________________	February 28, 2011
Houston, Texas

FOR VALUE RECEIVED, Bering Exploration, Inc. a Texas corporation (the “Company”), promises to pay to (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of ____________________ and No/100 Dollars ($____________.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 12% per annum, compounded monthly, computed on the basis of the actual number of days elapsed and a year of 365 days, and payable in arrears on the Maturity Date, or otherwise upon repayment of the principal amount of this Note.  All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on February 28, 2012.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1.   Definitions. As used in this Note, the following capitalized terms have the following meanings:

A.   The “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

B.   “Event of Default” has the meaning given in Section 2 hereof.

C.   “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

D.   “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the Purchase Agreement, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

E.   “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unicorporated association, a joint venture or other entity of governmental authority.

F.   “Securities Act” shall mean the Securities Act of 1933, as amended.

2.   Interest.  Interest shall accrue at a rate equal to 12% per annum, compounded monthly, computed on the basis of the actual number of days elapsed and a year of 365 days, and payable in arrears on the Maturity Date and  and otherwise upon repayment of the principal of the Note.

3.   Prepayment. The Company may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4.   Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

A.   Failure to Pay.  The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder on this Note or any of the Notes issued pursuant to the Purchase Agreement or (ii) any other payment required under the terms of this Note, any of the Notes issued pursuant to the Purchase Agreement or any other Transaction Document on the date due and such payment shall not have been made within five days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay;

B.   Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

C.   Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement; or

5.   Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4(b) or 4(c)) and at any time thereafter during the continuance of such Event of Default, Investor may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.  Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Investor may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

6.   Security Interest.  (a)  As security for the prompt and complete (i) payment of all obligations of the Company now and hereafter existing under this Note, whether for principal, interest or otherwise, and (ii) performance of all covenants, undertakings and agreements by the Company contained in this Note (all such payment and other obligations, covenants, undertakings and agreements described in the foregoing clauses (i) and (ii) are hereinafter referred to collectively as the “Obligations”), the Company hereby grants to the Investor a security interest in the Collateral (as hereinafter defined).

(b)   As used herein, “Collateral” means (i) the $0.001 par value common stock of Bering Exploration, Inc., a Texas corporation, owned by BERX.

7.   Warranties and Covenants of the Company.  (a) The Company currently has 1,000 shares of its $0.001 par value common stock issued and outstanding (the “Issued Shares”).

(b)   100% of the Company’s Issued Shares is held by BERX.

(c)   The Company will not issue additional shares of its common stock without the express written permission of the Investor.

(d)  The Issued Shares will be placed in escrow by BERX with the Company’s lawyer.  In the event of default, the escrowed shares will be delivered to Investor.

(e) Upon Conversion or repayment of the Note, the escrowed shares will be returned BERX.

(f) The proceeds from the Note will be used for the acquisition of oil and gas leases or producing oil and gas properties.  Company acknowledges that the proceeds of the Note will not be used for general and administrative expenses of BERX, the parent corporation of the Company.

8.   Conversion.

A.   Optional Conversion.  Any or all of the outstanding principal amount of and accrued interest under this Note shall convert, at the option of the Investor, to convert any or all of the outstanding principal amount of and accrued interest under this Note into the Applicable Number (as defined below) of shares (“Shares”) of the Common Stock of Bering Exploration, Inc. (“BERX”), a Nevada corporation.  Notwithstanding the foregoing, the Investor’s right to convert this Note is subject to the Investor confirming to the Company’s reasonable satisfaction that such Investor continues to be an “accredited investor” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.  Upon such conversion of this Note, the Investor hereby agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) for cancellation.  Investor shall exercise its right of conversion by giving written notice to the Company that such holder elects to convert all or a portion of this Note into Common Stock, and by surrender of this Note for the shares so to be converted to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Investor) during its usual business hours, together with a statement of the name or names (with addresses) in which the Common Stock, shall be issued.  In the event that an Investor elects to convert a portion, but not all, of the principal amount of this Note into Convertible Notes, the Company shall issue a new note, in the same form as this Note, for the remainder of the principal amount of this Note that has not been so converted.  For purposes hereof, "Applicable Number" shall mean such number (rounded up to the nearest whole share) as is obtained by dividing (i) the principal amount of and accrued interest under the Note to be converted by $0.50 (subject to adjustment pursuant to Section 8(c) (the “Conversion Price”).

B.   Effect of Conversion.  Upon conversion of this Note in full and the payment of any amounts specified in this Section 4(a), the Company shall be forever released from all its obligations and liabilities under this Note.

C.   Adjustments.

(i)           Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date hereof effect a subdivision or recapitalization of its outstanding shares of Common Stock, then the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company shall at any time or from time to time after the date hereof combine the outstanding Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this Section 8(c)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii) Adjustment for Reorganization, Merger, Consolidation or Sale of Assets.  If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 8) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of this Note shall thereafter be entitled to receive upon conversion of the Note, the number of shares of stock or other securities or property of the Company, or the successor corporation resulting from such merger or consolidation or sale, to which ha holder of securities of the Company deliverable upon conversion would have been entitled on such reorganization, merger, consolidation, or sale.  In any such case, appropriate adjsutment shall be made in the application of the provisions of this Section 8 with respect to the rights of the holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 8 (including adjustment of the Conversion Price then in effect and the number of shares receivable upon conversion of the Note) shall be applicable after that event as nearly as equivalent hereto as may be practicable.

(iii)  Adjustment for Stock Price. In the event that the price of BERX $0.001 par value common stock is below $0.70 per share, as quoted on the Pink Sheets or Over-the-counter markets, on the six month anniversary of the Note, the Conversion Price shall be $0.35 per share.

(iv)           Minimum Adjustment.  No adjustment of the Conversion Price, however, shall be made in an amount less than two cents ($0.01), but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent ($0.01) or more.

(v)           Certificate of Adjustment.  Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price pursuant to this Section 8, the Company shall promptly compute each adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Investor a certificate, signed by the President or Chief Financial Officer of the Company, setting forth the adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

9.   Successors and Assigns.  Subject to the restrictions on transfer described in Sections 10 and 11 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

10.  Transfer of this Note or Securities Issuable on Conversion Hereof.  With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 10 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Investor promptly after such determination has been made.  Notwithstanding the foregoing, with respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted to any person or entity affiliated with Investor (an “Affiliated Party”), Investor will give written notice to the Company prior thereto, describing briefly the manner thereof, and the Investor may transfer the Note to such Affiliated Party as long as the Affiliated Party agrees in writing to be bound by the terms hereof as if such Affiliated Party was the original Investor hereunder.  Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company.  Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and  holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

11.  Assignment by the Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the holders of a Majority in Interest.

12.  Notices.  All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing.  All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

13.  Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

14.  Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

15.  Governing Law.  This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas, or of any other state.

The Company has caused this Note to be issued as of the date first written above.

BERING EXPLORATION, INC.
a Texas corporation

By:
Name: Steven M. Plumb
Title: Chief Financial Officer

INVESTOR:

By:
Name: